SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2009

MAPLE MOUNTAIN PUMPKINS AND AGRICULTURE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52964	84-1426364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

706 Rildah Circle, Kaysville, Utah	84037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 628-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On March 20, 2009, Maple Mountain Pumpkins and Agriculture, Inc. filed a Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock with the Secretary of State of the State of Nevada in connection with the proposed transaction with Nouveau Educational Systems, Inc.

Attached hereto as Exhibit 4.1 is the Certificate of Designation for the Series A Convertible Preferred Stock, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

4.1

Certificate of Designation for the Series A Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maple Mountain Pumpkins and Agriculture, Inc.

Date:  March 23, 2009

By /s/ Ken Edwards

     Ken Edwards, President

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